UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

Vestin Fund I, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-32800	88-0446244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8379 WEST SUNSET ROAD
LAS VEGAS, NEVADA 89113
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

VESTIN MORTGAGE ANNOUNCES PASSAGE OF REIT PROPOSAL
Las Vegas - March 14, 2006 - Vestin Mortgage, Inc. today announced that its proposal to convert Vestin Fund I, LLC into a Real Estate Investment Trust, Vestin Realty Trust I, Inc. was approved by a majority of Vestin Fund I unit holders. The final vote was 4,207,864 or 61.35% in favor of the conversion, and 1,762,210 or 25.69% against, with 55,280 or 0.81% abstaining.

The company said that it has applied to list Vestin Realty Trust I on the Nasdaq National Market System and has reserved the symbol VTRA.

Contact:
Steven D. Stern
Stern And Company
702-734-3388

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND I, LLC

	By	Vestin Mortgage, Inc., its sole manager

Date: March 14, 2006	By	/s/ John Alderfer
John Alderfer
Chief Financial Officer